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                                                         TENTATIVE & PRELIMINARY
                                                    FOR DISCUSSION PURPOSES ONLY


                                  EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-85588 and File No. 333-22679.

Cincinnati, Ohio
March 31, 1999

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